UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact Name of Registrant as specified in its Charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of Stockholders of The Bank of New York Mellon Corporation (“BNY Mellon”) on April 10, 2018, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2017 compensation of BNY Mellon’s named executive officers (proposal 2); and ratified the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2018 (proposal 3). The stockholders did not approve the stockholder proposal regarding written consent (proposal 4) or the stockholder proposal regarding a proxy voting review report (proposal 5). Each of the matters is described in detail in BNY Mellon’s definitive proxy statement dated March 9, 2018, filed with the Securities and Exchange Commission. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast, did not have the effect of a vote for or against a director’s election, for or against a ratification, or for or against a proposal, and were not counted in determining the number of votes required for approval or election.

The results are as follows:

1.	The election of 12 directors for a term expiring at the end of our 2019 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Steven D. Black	807,339,189	1,874,103	1,478,149	73,159,324
Linda Z. Cook	803,844,592	5,581,254	1,265,595	73,159,324
Joseph J. Echevarria	801,251,170	8,114,090	1,326,181	73,159,324
Edward P. Garden	804,582,340	4,726,413	1,382,688	73,159,324
Jeffrey A. Goldstein	803,332,886	6,005,983	1,352,572	73,159,324
John M. Hinshaw	806,964,891	2,331,148	1,395,402	73,159,324
Edmund F. Kelly	799,119,250	10,189,010	1,383,181	73,159,324
Jennifer B. Morgan	805,323,617	4,117,366	1,250,458	73,159,324
Mark A. Nordenberg	796,170,010	13,154,953	1,366,478	73,159,324
Elizabeth E. Robinson	804,050,942	5,375,228	1,265,271	73,159,324
Charles W. Scharf	788,009,237	20,693,872	1,988,332	73,159,324
Samuel C. Scott III	799,903,372	9,425,365	1,362,704	73,159,324

2.	Advisory resolution to approve the 2017 compensation of BNY Mellon’s named executive officers:

For	Against	Abstained	Broker Non-Vote
792,626,408	14,863,680	3,201,353	73,159,324
97.77%	1.83%	*	*

3.	Ratification of the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2018:

For	Against	Abstained	Broker Non-Vote
870,162,473	12,447,694	1,240,598	—
98.45%	1.41%	*	*

4.	Stockholder proposal regarding written consent:

For	Against	Abstained	Broker Non-Vote
368,789,936	437,408,184	4,493,321	73,159,324
45.49%	53.95%	*	*

5.	Stockholder proposal regarding a proxy voting review report:

For	Against	Abstained	Broker Non-Vote
54,216,105	742,322,697	14,152,639	73,159,324
6.69%	91.57%	*	*

*	Abstentions and broker non-votes were not counted as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 10, 2018	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

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